Exhibit 10.6

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of September 26, 2017, between Medite Cancer Diagnostics, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (including its successors and permitted assigns, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Rule 506(b) thereunder, the Company desires to issue and sell to Purchasers, and Purchasers desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchasers agree as follows:

ARTICLE I.

DEFINITIONS

1.1         Definitions. In addition to the words and terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Business Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto pursuant to Section 2.2(a) and Section 2.2(b), and all conditions precedent to (i) Purchaser’s obligations to pay the Subscription Amount as to the and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Collateral Agent” shall have the meaning ascribed in the Security Agreement.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Taft Stettinius & Hollister LLP.

“Conversion Price” shall have the meaning set forth in the Notes.

“Developer” shall have the meaning ascribed to such term in Section 3.1(o)(v).

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(z).

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(l).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of: (a) securities to employees, officers or directors of, or consultants to, the Company, pursuant to any stock or option plan duly adopted for such purpose and approved by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, (c) securities issued pursuant to any purchase money equipment loan or capital leasing arrangement, real property leasing arrangement or debt financing from a commercial bank or similar financial institution, (d) securities in full or partial consideration in connection with a bona fide strategic merger, acquisition, consolidation or purchase of all or substantially all of the securities or assets of a corporation or other entity approved by a majority of the non-employee members of the Board of Directors, so long as such issuance is not for the primary purpose of raising capital by the Company, and (e) securities upon a stock split, stock dividend or subdivision of the Common Stock.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Guaranty Agreements” means the Guaranty Agreements in the in the form of Exhibit E attached hereto.

“GPB Note” means the $5,356,400 face value original issue discount 13.25% Senior Secured Convertible Note issued to GPB Debt Holdings II, LLC, which shall be secured by a first priority lien on the assets of the Company pursuant to a security agreement and guaranteed pursuant to guaranty agreements.

“Hazardous Materials” shall have the meaning ascribed to such term in Section 3.1(l).

“Indebtedness” means, with respect to any Person, without duplication, (i) all indebtedness or liabilities for borrowed money or amounts owed in excess of $10,000 (other than trade payables in the normal course of business) (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $5,000 due under leases required to be capitalized in accordance with GAAP.

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction: (a) is not an officer or director of the Company or an Affiliate of an officer or director of the Company, (b) a Purchaser or an Affiliate of a Purchaser, (c) does not, collectively with its Affiliates, own in excess of 10% of the Common Stock on a fully-diluted basis (a “10% Owner”) and is not an Affiliate of a 10% Owner, (d) is not the spouse or descendent (by birth or adoption) of a Purchaser or 10% Owner or a trust for the benefit of any 10% Owner (or their respective spouses or descendants), and (e) is not a Person who through contract or other arrangements (other than arrangements entered into in connection with the contemplated transaction) would be an Affiliate of any officer or director of the Company, the Purchaser, any 10% Owner or the Company immediately after the contemplated transaction.

“Intellectual Property” means all of the following in any jurisdiction throughout the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all U.S. and foreign patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, brand names, certification marks, trade dress, logos, trade names, domain names, assumed names and corporate names, together with all colorable imitations thereof, and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets under applicable state Laws and the common Law and know-how (including formulas, techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (e) all computer software (including source code, object code, diagrams, data and related documentation), and (f) all copies and tangible embodiments of the foregoing (in whatever form or medium).

“Intellectual Property Agreement(s)” has the meaning set forth in Section 3.1(o)(iii) and in the form of Exhibit D attached hereto.

“Irrevocable Transfer Agent Instructions” has the meaning ascribed to such term in Section 2.2(a)(vii).

“Issuer Covered Person(s)” shall have the meaning ascribed to such term in Section 3.1(z).

“Licensed Intellectual Property Agreement” shall have the meaning ascribed to such term in Section 3.1(o)(iv).

 “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means: (a) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (b) a material adverse effect on the results of operations, assets, business, prospects or condition financial or otherwise of the Company and the Subsidiaries, taken as a whole, in the long term or (c) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document; provided, however, that none of the following shall be taken into account in determining whether there has been, or could be, a Material Adverse Effect: (i) any adverse change, event, development, or effect (whether short-term or long-term) arising from or relating to (1) general business or economic conditions, including such conditions related to the business of the Company and its Subsidiaries, (2) any national or international political or social conditions, (3) financial, banking, or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (4) changes in GAAP, (5) changes in laws, rules, regulations, orders, or other binding directives issued by any governmental entity, or (6) the taking of any action contemplated by any Transaction Document, (ii) any failure to meet a forecast (whether internal or published) of revenue, earnings, cash flow, or other data for any period or any change in such a forecast, and (iii) any existing event, occurrence, or circumstance with respect to which a Purchaser has knowledge as of the date hereof.

“Material Agreements” shall have the meaning ascribed to such term in Section 3.1(aa).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maturity Date” shall have the meaning ascribed to such term in the Notes.

“Notes” means the aggregate $572,649.58 face value original issue discount 13.25% Secured Convertible Notes issued to the Purchaser, in the form of Exhibit A attached hereto, which shall be secured pursuant to a Security Agreement and guaranteed pursuant to the Guaranty Agreements.

“Permitted Liens” shall have the meaning set forth in the Note.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pre-Notice” shall have the meaning ascribed to such term in Section 4.7(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.5.

“Registrable Securities” shall have the meaning ascribed to such term in the Registration Rights Agreement and means, collectively (i) the shares of common stock issuable upon conversion of the GPB Note and the Note Shares (the Note Shares to be subject to cut back if any is required before any cut backs are made to the shares of Common Stock issuable upon conversion of the GPB Note); (ii) the Warrant Shares; and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, that the holder of such Registrable Securities has completed and delivered to the Company a Selling Stockholder Questionnaire provided therein; and provided, further, that the Note Shares and Warrant Shares shall cease to be Registrable Securities upon the sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security).

“Registration Rights Agreement” means the Registration Rights Agreement in the in the form of Exhibit G attached hereto.

“Registration Statement” shall have the meaning ascribed to such term in the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” shall have the meaning ascribed to such term in Section 3.1(h)

“Securities” means the Note, the Shares, the Warrant and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the security agreement, in the form of Exhibit C attached hereto, providing the Purchasers with a second lien on all of the assets of the Company other than as provided in this Agreement.

“Shares” means the Common Stock issuable upon conversion of the Note.

“Subscription Amount” means $1,462,500 payable in United States dollars and in immediately available funds.

“Subsidiary” means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (a) more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (b) is under the actual control of the Company.

“Transaction Documents” means this Agreement, the Note, the Warrant, the Security Agreement, the Guaranty Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare, the current transfer agent of the Company, with a mailing address of 33 N. LaSalle Street, 11th Floor, Chicago, Illinois 60602 and any successor transfer agent of the Company.

“Variable Rate Transaction” shall have the meaning ascribed in Section 4.8(a).

“Warrants” means the purchase warrants to initially purchase an aggregate 440,501 shares of Common Stock a number of shares of Common Stock equal to 50% of the Shares, subject to adjustment as described therein delivered to the Purchasers in accordance with Section 2.2(a) hereof, in the form of Exhibit B attached hereto.

“Warrant Exercise Price” shall equal the Conversion Price.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrant at the Warrant Exercise Price.

ARTICLE II.

PURCHASE AND SALE

2.1           Purchase and Closing. Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers agree to purchase, the Note and the Warrant. Purchasers shall deliver to the Company, via wire transfer immediately available funds equal to the Subscription Amount, and the Company shall deliver to the Purchasers the Notes and Warrants on the Closing Date, and the Company and the Purchasers shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.

2.2         Deliveries.

(a)           On or prior to the Closing, the Company shall deliver or cause to be delivered to the Purchasers the following:

(i)           this Agreement duly executed by the Company;

(ii)           the Guaranty Agreements duly executed by each of MEDITE Enterprise, Inc., MEDITE GmbH, MEDITE GmbH, MEDITE Lab Solutions Inc., MEDITE sp.zo.o, and CytoGlobe, GmbH;

(iii)           a Security Agreement providing the Purchasers with a second lien on all of the assets of the Company and its Subsidiaries;

(iv)            the Notes registered in the name of the Purchasers;

(v)            the Warrants, exercisable at the applicable Warrant Exercise Price, registered in the name of the Purchasers to purchase up to a number of shares of Common Stock equal to 50% of the Shares, subject to adjustment as described therein;

(vi)           Within two (2) Business Days prior to the Closing, the Company and each Subsidiary shall have delivered or caused to be delivered to the Purchasers and the Collateral Agent a perfection certificate, duly completed and executed by the each, in form and substance satisfactory to the Purchasers;

(vii) irrevocable instructions from the Company to the Transfer Agent and any subsequent transfer agent in the form satisfactory to the Purchasers (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company registered in the name of the Purchasers or its respective nominee(s), for the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrant;

(viii) an Officer’s Certificate of the Company and each Subsidiary certifying as to the conditions set forth in Section 2.3(a);

(ix) a Secretary’s Certificate of the Company and each Subsidiary in form and substance reasonably satisfactory to the Purchasers;

(x) Good standing certificates as of a recent date evidencing the good standing of the Company and each Subsidiary in its jurisdiction of organization, if applicable or such concept has meaning;

(xi) a Solvency Certificate in form and substance satisfactory to the Purchasers;

(xii) the Registration Rights Agreement attached hereto as Exhibit G.

(b)           On or prior to each Closing, the Purchasers shall deliver or cause to be delivered to the Company the following:

(i)
the Subscription Amount subject to the closing by wire transfer; and

(ii)
Subordination and Intercreditor Agreement by and among the Company, the Purchasers and the senior lenders set forth therein.

2.3         Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)           the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the date of the Closing of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)           all obligations, covenants and agreements of Purchasers required to be performed at or prior to the date of the Closing shall have been performed; and

(iii)           the delivery by Purchasers of the items set forth in Section 2.2(b) of this Agreement.

(b)           The obligations of the Purchasers hereunder in connection with each Closing are subject to the following conditions being met:

(i)           the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the date of the Closing of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)           all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing shall have been performed;

(iii)           the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(iv)           there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1         Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to Purchasers as of the date hereof:

(a)           Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)           Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing, if applicable, under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing, if applicable, as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)           No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary (other than as provided in the Transaction Documents), or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

(e)           Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.13 of this Agreement, (ii) filings necessary to perfect the Liens in favor of the Purchasers under the Security Agreement, and (iii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)           Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Shares, when issued upon conversion of the Notes, and the Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock issuable pursuant to the Notes and the Warrant equal to the amount set forth in Section 4.6.

(g)           Capitalization. The capitalization of the Company as of August , 2017 is as set forth in Schedule 3.1(g). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, the securities in favor of GPB pursuant to the Senior Documents, or as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. Schedule 3.1(g) lists all stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement and all securities issued thereunder . All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as set forth on Schedule 3.1(g), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)           SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, proxy statements, information statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, excluding due dates (all of the foregoing filed prior to the date hereof including, without limitation, Current Reports on Form 8-K by the Company with the SEC whether required to be filed or not (but excluding Item 7.01 thereunder) and all exhibits and appendices included therein other than Exhibits 99.1 to Form 8-K) and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Purchasers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system (if any). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company provided to the Purchasers have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in accordance with GAAP in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments and footnotes. Schedule 3.1(h) lists all material year-end audit adjustments made to the financial statements of the Company provided to the Purchasers.

(i)           Material Changes; Undisclosed Events, Liabilities or Developments. Since

June 30, 2017, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to Material Permit or disclosed in the financial statements, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders (other than as required pursuant to the terms of any of its securities outstanding as of the date hereof) or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) other than as described on Schedule 3.1(i), the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing stock or option plans duly adopted for such purpose or upon approval by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company.

(j)           Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof (in such capacity), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Except as set forth on Schedule 3(i), there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC or other governmental or regulatory authority involving the Company or any current or former director or officer of the Company.

(k)           Compliance. Except as set forth on Schedule 3(k), neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, occupational health and safety, product quality and safety and employment and labor matters, except as could not have reasonably been expected to and does not result in a Material Adverse Effect.

(l)           Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

(m)           Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to and does not result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)           Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Permitted Liens. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o)           Intellectual Property.

(i)           The Company and each Subsidiary owns or possesses or has the right to use pursuant to a valid and enforceable written license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of the Company and each Subsidiary as presently conducted. The Company and each Subsidiary has made available to the Purchasers a true and complete copy of each such written license, sublicense, agreement or permission.

(ii)           To the knowledge of the Company, the Intellectual Property does not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties, and the Company has no Knowledge that facts exist which indicate a likelihood of the foregoing. Neither the Company nor any Subsidiary has received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or conflict (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with, any Intellectual Property rights of the Company or any Subsidiary.

(iii)           Neither the Company nor any Subsidiary has any pending patent applications or applications for registration that either entity has made with respect to any Intellectual Property. Schedule 3.1(o) identifies each license, sublicense, agreement, or other permission that the Company or a Subsidiary has granted to any third party with respect to any of such Intellectual Property (together with any exceptions). The Company has made available to the Purchasers correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date) (“Intellectual Property Agreements”). Schedule 3.1(o) also identifies each registered and unregistered trademark, service mark, trade name, corporate name, URLs or Internet domain name used by the Company and each Subsidiary in connection with its business and which is not licensed from a third party. With respect to each item of Intellectual Property required to be identified in Schedule 3.1(o):

(A)
The Company and each Subsidiary owns and possesses all right, title, and interest in and to the item, free and clear of any Lien, license, or other restriction or limitation regarding use or disclosure;

(B)
The item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

(C)
No Action, claim, or demand is pending or, to the knowledge of the Company, is threatened that challenges the legality, validity, enforceability, use, or ownership by the Company or any Subsidiary; and

(D)
Neither the Company nor any Subsidiary has agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

(iv)           Schedule 3.1(o)(iv) identifies each item of Intellectual Property that any third party owns and that the Company or a Subsidiary uses pursuant to license, sublicense, agreement, or permission, excluding off-the-shelf software purchased or licensed by the Company or a Subsidiary. The Company has made available to the Purchasers correct and complete copies of all such licenses, sublicenses, agreements, and permissions (each as amended to date) (each, a “Licensed Intellectual Property Agreement”). With respect to each Licensed Intellectual Property Agreement:

(A)
The Licensed Intellectual Property Agreement is legal, valid, binding, enforceable, and in full force and effect;

(B)
Neither the Company nor any Subsidiary is in breach or default, and no event has occurred that with notice or lapse of time would constitute the Company’s or a Subsidiary’s breach or default or permit the counterparty rights to termination, modification, or acceleration thereunder, which as to any such breach, default or event could have a Material Adverse Effect on the Company or a Subsidiary;

(C)
No party to such Licensed Intellectual Property Agreement has repudiated any provision thereof;

(D)
Except as set forth in such Licensed Intellectual Property Agreement, neither the Company nor a Subsidiary has received written or verbal notice or otherwise has Knowledge that the underlying item of Intellectual Property is subject to any outstanding injunction, judgment, order, decree, ruling, or charge; and

(E)
Except as set forth on Schedule 3.1(o)(iv), neither the Company nor any Subsidiary has not granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

(v)           Each Person who participated in the creation, conception, invention or development of the Intellectual Property currently used in the business of the Company and each Subsidiary (each, a “Developer”) which is not licensed from third parties has executed one or more agreements containing industry standard confidentiality, work for hire and assignment provisions, whereby the Developer has assigned to the Company and each Subsidiary, as applicable, all copyrights, patent rights, Intellectual Property rights and other rights in the Intellectual Property, including all rights in the Intellectual Property that existed prior to the assignment of rights by such Person to the Company and the applicable Subsidiary. The Company has made available to the Purchasers copies of any such agreements and assignments from each such Developer (collectively, the “Developer Agreements”).

  (vi)           Each Developer has signed a non-disclosure agreement with the Company and each Subsidiary. The Company has made available to the Purchasers copies any such non-disclosure agreements from each such Person, if any.

(p)           Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for entities with financial positions similar to the Company in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)           Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(q), none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner.

(r)           Certain Fees. Except for compensation payable to TriPoint Global Equities LLC, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

(s)           Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(t)           Registration Rights. No Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary other than pursuant to the Registration Rights Agreement, in favor of GPB pursuant to the Senior Documents or pursuant to Schedule 3.1(t).

(u)           Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(v)           Disclosure. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchasers makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(w)           No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

(x)           Solvency. Based on the consolidated financial condition of the Company as of each Closing, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. As of the date hereof, the Company has no intention to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within the two years from the Closing Date. Schedule 3.1(x) set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments or guarantees.

(y)           Tax Status. The Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject including filing extension periods, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply, except in each case those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(z)           No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, neither the Company nor, to the knowledge of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, or any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has made available to the Purchasers a copy of any disclosures provided thereunder.

(aa) Material Agreements. The agreements set forth on Schedule 3.1(aa) (the “Material Agreements”) are valid, binding and enforceable in accordance with their terms against the Company, and are in full force and effect, except as the enforcement thereof may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. Except as set forth on Schedule 3.1(aa), neither the Company nor any other party thereto is in material default thereunder, nor has there occurred any event that with notice or lapse of time, or both, would constitute a material default by the Company or any other party thereunder. Accurate and complete copies of each written Material Agreement have been delivered or otherwise made available to the Purchasers. Except as set forth on Schedule 3.1(aa), as of the date of this Agreement, the Company nor any of its Affiliates has received any notification that any party to a Material Agreement intends to terminate such Material Agreement.

(bb) Customers and Suppliers. Neither the Company nor any Subsidiary has received any written or oral notice, and neither the Company nor any Subsidiary knows or has any reason to believe, that any customer of its with annual gross sales of in excess of $100,000 or supplier or products to the Company or a Subsidiary in excess of $100,000 (i) has ceased, or in the reasonably foreseeable future may cease, to use the services of the Company or a Subsidiary, (ii) has substantially reduced, or in the reasonably foreseeable future may substantially reduce, the use of the services of the Company or a Subsidiary or (iii) has terminated or materially altered, or in the reasonably foreseeable future would reasonably be expected to terminate or materially alter its business relations with the Company or a Subsidiary.

3.2         Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of each Closing to the Company as follows (unless as of a specific date therein):

(a)           Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring such Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell such Securities in compliance with applicable federal and state securities laws).

(c)           Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, an “accredited investor” within the meaning of Rule 501 under the Securities Act.

(d)           Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)           Access to Information. Such Purchaser acknowledges that (i) it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto), (ii) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (iii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iv) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Company nor anyone else has provided the Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.

(f)           Confidentiality. Other than to other Persons party to this Agreement or to the Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(g)           Legends. The Purchaser understands that the Securities and any securities issued in respect of or exchange for the Securities, may be notated with one or all of the following legends:

(i)
[THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SHARES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.]

[NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.]

[NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.]

(ii) Any legend set forth in, or required by, the other Transaction Documents.

(iii) Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate, instrument, or book entry so legended.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1           Information Rights. So long as the Note remains outstanding and until such time as the Purchasers no longer is the beneficial owner of at least ten percent (10%) of the outstanding Common Stock, on a fully diluted basis, the Company shall provide the Purchasers with (i) monthly financial reports including A/R and A/P statements within 30 days of each month end, with such reports to also include comparisons of budgeted to actual operations (ii) quarterly financial reports within 30 days of each quarter end, with such reports to include comparisons of budgeted to actual operations, (iii) yearly financial reports within 60 days of each year end, with such reports to include comparisons of budgeted to actual operations and (iv) audited financials within 120 days of each year end. Upon the request of the Purchasers, the Company shall share with the Purchasers status updates on manufacturing and capex, shipment of products, sales pipeline, board decisions and relevant regulatory and licensing developments. The Company shall use best efforts to provide accurate quarterly and yearly reports, subject to adjustments recommended by the Company’s auditors.

4.2         Intentionally Omitted.

4.3         Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.4         Use of Proceeds. Schedule 4.4 sets forth a detailed list of the use of proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and capital expenditures related to sales and marketing and application expansion and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s Indebtedness (other than as set forth on Schedule 4.4 hereto, the payment of trade payables in the ordinary course of the Company’s business and prior practices and other than ordinary course payments of principal and interest on the Company’s outstanding secured promissory notes), or (b) for the redemption of any Common Stock or Common Stock Equivalents other than an aggregate of $150,929.72 in connection with a termination or separation of from the Company of Michaela Ott and Michael Ott. The only Indebtedness of the Company outstanding after the Closing shall be Permitted Indebtedness.

4.5         Indemnification of Purchasers. Subject to the provisions of this Section 4.5, the Company will indemnify and hold the Purchasers and each of their directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls a Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party that constitutes fraud, gross negligence, willful misconduct or malfeasance) or (c) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under any Transaction Document (x) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (y) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents; or (z) to the extent caused solely by a Purchaser Party’s gross negligence or willful misconduct. The indemnification required by this Section 4.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.6         Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock, subject to adjustment for stock splits and dividends, combinations and similar events, equal to the amounts required by the Transaction Documents. The Company shall not enter into any agreement or file any amendment to its Certificate of Incorporation (including the filing of a Certificate of Designation) which conflicts with this Section 4.6 while the Notes and Warrant remain outstanding. On or prior to the date that is six months from the Closing, the Company shall amend its Certificate of Incorporation to increase its authorized number of shares of Common Stock to the amounts required by the Transaction Documents but no less than a minimum of 100,000,000 shares.

4.7                   Intentionally Omitted

4.8           Subsequent Equity Sales.

(a)          From the date hereof until such time as the Purchasers no longer holds the Notes, the Company will not, without the consent of the a majority in interest of the then-outstanding Notes, enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any Variable Priced Equity Linked Instruments (collectively, the “Variable Rate Transactions”). For purposes hereof, “Equity Line of Credit” means any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at future determined price or price formula (other than customary “preemptive” or “participation” rights or “weighted average” or “full-ratchet” antidilution provisions or in connection with fixed-price rights offerings and similar transactions that are not Variable Priced Equity Linked Instruments), and “Variable Priced Equity Linked Instruments” means: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a conversion, exercise or exchange price that is subject to being reset on more than one occasion at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance (other than customary “preemptive” or “participation” rights or “weighted average” or “full-ratchet” antidilution provisions or in connection with fixed-price rights offerings and similar transactions), and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions). For purposes of determining the total consideration for a convertible instrument (including a right to purchase equity of the Company) issued, subject to an original issue or similar discount or which principal amount is directly or indirectly increased after issuance, the consideration will be deemed to be the actual cash amount received by the Company in consideration of the original issuance of such convertible instrument.

(b)           Notwithstanding the foregoing, this Section 4.8 shall not apply in respect of an Exempt Issuance (except that no Variable Rate Transaction shall be an Exempt Issuance). The Company shall provide the Purchasers with notice of any such issuance or sale in the manner for disclosure of Subsequent Financings set forth in Section 4.7.

4.9         Rule 144 Opinion and Registration Rights.

 (a)           Provided that the provisions of Rule 144 so permit, the Company shall deliver to the Purchasers an opinion of counsel (which opinion the Company will be responsible for obtaining at its own cost) that the Shares may be resold pursuant to Rule 144 free of restrictive legends.

(b)           Whether or not Rule 144 is not available for the resale of the Registrable Securities, the Company shall register for resale all Registrable Securities promptly in accordance with the terms of the Registration Rights Agreement, if the Registration Statement registering the Registrable Securities for resale is not filed as required by this Section 4.9(b) or not declared effective when or maintained as provided in the Registration Rights Agreement, then the Company shall pay to the Purchasers for liquidated damages an amount of cash equal to 2% of the product of (i) the number of Registrable Securities and (ii) the Closing Sale Price or Closing Bid Price as of the trading day immediately prior to the Event Date (as defined in the Registration Rights Agreement), such payments to be made on the Event Date and every thirty (30) day anniversary thereafter with a maximum penalty of 12%, until such time when the Registration Statement is declared effective.

(c)           Each Purchaser acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act and applicable law. While the Registration Statement remains effective, each Purchaser may sell its Registrable Securities in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Purchaser shall, if notified by the Company in writing at any time that the Registration Statement is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, refrain from selling such Registrable Securities until such time as the Company notifies a Purchaser in writing that the Registration Statement is effective or the prospectus is compliant with Section 10 of the Securities Act, unless a Purchaser is able to, and does, sell such Registrable Securities pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Each Purchaser agrees to promptly furnish to the Company such information that the Company reasonably requires from that Purchaser for use in the Registration Statement and consents to the inclusion of such information in the Registration Statement.

 (d)           Both the Company and the Transfer Agent, and their respective directors, executive officers, employees and agents, may rely on this Section 4.9.

(e)       Until such time as a Purchaser or any of its assignees no longer owns any Registrable Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate the registration of the Common Stock under Section 12 of the Exchange Act and/or the Company’s status as an issuer required to file reports under the 1934 Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. The Company shall maintain its eligibility to register the Registrable Securities on Form S-3 or Form S-1 (or another appropriate form in accordance therewith).

4.10            Conversion and Exercise Procedures. The forms of Conversion Notice and Notice of Exercise included in the Notes and Warrant set forth the totality of the procedures required of the Purchasers in order to convert the Notes or to exercise the Warrant. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Notes or exercise their Warrant. Without limiting the preceding sentences, no ink-original Conversion Notice or Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice or Notice of Exercise form be required in order to convert the Notes or exercise the Warrant. The Company shall honor conversions of the Notes and exercise of the Warrant and shall deliver Shares and Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.11           Maintenance of Property. The Company shall use its commercially reasonable efforts to keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted.

4.12            Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect.

4.13           Blue Sky. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the applicable Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchasers.

4.14           Intentionally Omitted

4.15 Ranking of Notes. Other than Permitted Indebtedness subject to Permitted Liens and the GPB Note, no Indebtedness of the Company and/or any Subsidiaries, at the Closing will be in any manner and/or for any reason (i) senior to the Notes and/or any other liabilities and/or obligations of the Company and/or any Subsidiaries to the Purchasers in right of payment or otherwise, and/or (ii) pari passu with the Notes and/or any other liabilities and/or obligations of the Company and/or any Subsidiaries to the Purchasers in right of payment and/or in otherwise, whether with respect to payment, redemptions, principal, interest, or upon liquidation, dissolution or otherwise.

4.16 Subsidiary Guarantees, Etc.  For so long as the Notes remain outstanding, upon any entity becoming a Subsidiary, the Company shall cause each such Subsidiary to become party to all of the Security Documents, to the extent required in the Security Documents and take all actions required by the Security Documents in form and substance satisfactory to the Collateral Agent and the Purchaser.

4.17 Intentionally Omitted.

4.18 Intentionally Omitted.

4.19 Disclosure of Confidential Information. The Company shall not, and the Company shall cause each of the Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Purchasers with any material, non-public information regarding the Company and/or any of the Subsidiaries from and after the date hereof without the express prior written consent of the Purchasers (which may be granted or withheld in the Purchasers’ sole discretion). In the event of a breach of any of the foregoing covenants, the Purchasers shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its respective Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Purchasers shall not have any liability to the Company, any of the Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, stockholders or agents, for any such disclosure. To the extent that the Company or any of the Subsidiaries delivers any material, non-public information to the Purchasers without the Purchasers’ prior written consent, the Company hereby covenants and agrees that the Purchasers shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information;. If the Company, any of its respective Subsidiaries, or any of their respective officers, directors, employees or agents, provides the Purchasers with material non-public information relating to the Company and/or any of the Subsidiaries, and such disclosure is without the consent of the Purchasers, the Company shall immediately publicly disclose such confidential information on a Current Report on Form 8-K or otherwise.

4.20. Dissolution Medite GmbH (Austria) and MEDITE sp.zo.o (Poland). On or prior to the date that is 120 days after the Closing, Medite GmbH (Austria) and MEDITE sp.zo.o (Poland) shall be dissolved or wound up.

ARTICLE V.

MISCELLANEOUS

5.1         Reserved.

5.2         Fees and Expenses. Except as expressly set forth below and in the Transaction Documents to the contrary, each party shall pay the documented fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other documented out-of-pocket expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser. The Company agrees to pay outside counsel for the Purchasers its documented fees together with reasonable and documented costs including those necessary to provide the Purchasers with a lien on all the Collateral of the Company. From the Purchasers’ Closing Subscription Amount, the Purchasers may withhold fees in order to pay its due diligence fees and the fees due its counsel as well as any costs incurred by such counsel provided that written notice is given to the Company.

5.3         Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4         Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment at the facsimile number or email address as set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5         Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers who holds at least a majority in interest of the then-outstanding Notes or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with accordance with this Section 5.5 shall be binding upon the Purchasers and holder of Securities and the Company.

5.6         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers then holding the outstanding Notes (other than by merger). Each Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser”; provided, so long as no Event of Default has occurred and is continuing, the Secured Party shall not assign any of its rights hereunder to a competitor of any Company.

5.7         No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 4.5 and 4.9 and this Section 5.7.

5.8         Governing Law; Exclusive Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.9         Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.10                   Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11                   Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, as long as the essential terms and conditions of this Notes for each party remain valid, binding, and enforceable. The parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

5.12                   Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.13                   Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.14                   Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.15                   WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MEDITE CANCER DIAGNOSTICS, INC.	Address for Notice:
By:___________________________________________ Name: David Patterson Title: Chief Executive Officer With a copy to (which shall not constitute notice):	4203 SW 34th Street Orlando, Florida 32811 Email:

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser:
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory: _________________________________________
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: _______________________

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser:
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory: _________________________________________
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: _______________________

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: GPB Debt Holdings, LLC, in its capacity as Collateral Agent
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory: _________________________________________
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: _______________________

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Lisa Fortunoff
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory: _________________________________________
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: _______________________

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Nedlog Investments LLC
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory: _________________________________________
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: _______________________

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Kanter Family Foundation
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory: _________________________________________
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: _______________________

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Ricky Solomon
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory: _________________________________________
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: _______________________

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: Austin Lewis
Signature of Authorized Signatory of Purchaser: _________________________________
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory: _________________________________________
Facsimile Number of Authorized Signatory: __________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number: _______________________

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Exhibit A

13.25% Secured Convertible Note

(attached)

Exhibit B

Warrant

(attached)

Exhibit C

Security Agreement

(attached)

Exhibit D

Intellectual Property Security Agreement

(attached)

Exhibit E

Guaranty Agreements

(attached)

Exhibit F

Solvency Certificate

(attached)

Exhibit G

Registration Rights Agreement

(attached)